Definition of Terms in Fund Name	Aug. 11, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks monthly income that is exempt from federal income taxes by investing in a well-diversified pool of exchange-traded funds that invest in municipal bonds. However, certain distributions paid by certain funds may be subject to federal income taxes. In addition, a portion of the income may be subject to the alternative minimum tax. Under normal circumstances, the Trust will invest at least 80% of its assets in ETFs which invest at least 80% of their assets in municipal bonds. In addition, the Trust has a fundamental policy to invest its assets so that at least 80% of its income that it distributes will be exempt from federal income taxes.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The ETFs were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the ETF (requiring a minimum market capitalization of $50,000,000) and the current dividend yield of the ETF (prioritizing ETFs with the highest dividend yields). All other factors being equal, the Sponsor will select the ETF with lower expense ratios, while attempting to limit the overlap of the securities held by the ETF. The Sponsor did not require specific credit quality, duration or maturity policies when selecting the underlying ETFs for the portfolio. The Trust’s portfolio may include both actively managed ETFs and ETFs that track an index.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to investment grade securities through the Trust’s investment in the Funds.

As with any similar investments, there can be no guarantee that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.